                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Security Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            Security Financial Corp.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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
================================================================================

                            SECURITY FINANCIAL CORP.





                            NOTICE OF ANNUAL MEETING


                                       AND


                                 PROXY STATEMENT








                           ANNUAL SHAREHOLDERS MEETING

                                 April 20, 1999

================================================================================

                            SECURITY FINANCIAL CORP.
                              1 South Main Street
                               Niles, Ohio 44446


                           NOTICE OF ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                 April 20, 1999

TO THE HOLDERS OF SHARES OF COMMON STOCK:

         Notice is hereby given that the Annual Meeting of the Shareholders of Security Financial Corp. (the "Corporation") will be held at the main office of the Corporation, 1 South Main Street, Niles, Ohio, on April 20, 1999, at 3:30 p.m. (local time), for the purpose of considering and voting upon the following matters:

1. The election of two Directors (to be elected to Class II of the Corporation's staggered Board of Directors) to serve a three-year term or until their successors shall have been elected and qualified.

2. To transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Corporation.

         Shareholders of record at the close of business on February 28, 1999, are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting.

                                      By order of the Board of Directors


                                      Glenn E. Griffiths, President and Chief
                                        Executive Officer


March 12, 1999

                                    IMPORTANT

         WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED.

                            SECURITY FINANCIAL CORP.
                                   NILES, OHIO


                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Security Financial Corp. (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, April 20, 1999, in accordance with the foregoing notice.

         Security Financial Corp. is a registered bank holding company of the Security Dollar Bank (hereinafter referred to as the "Bank" or, sometimes collectively with Security Financial Corp., as the "Corporation"), its principal subsidiary.

         The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Corporation. All costs associated with the solicitation will be borne by the Corporation. The Corporation does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Corporation or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are first being mailed to shareholders on or about March 12, 1999.

         Any shareholder executing a proxy has the right to revoke it by the execution of a subsequently dated proxy, by written notice delivered to the Secretary of the Corporation prior to the exercise of the proxy or in person by voting at the meeting. The shares will be voted in accordance with the direction of the shareholder as specified on the proxy. In the absence of instructions, the proxy will be voted "FOR" the election of the two persons listed in this Proxy Statement.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record at the close of business on February 28, 1999, will be eligible to vote at the Annual Meeting or any adjournment thereof. As of February 28, 1999, the Corporation had outstanding 346,978 shares of no par value common stock.

         All Directors and Executive Officers of the Corporation as a group (comprised of 10 individuals), beneficially held 31,195 shares of the Corporation's common stock as of February 28, 1999, representing 8.99 percent of the outstanding common stock of the Corporation.

         To the Corporation's knowledge, no person or entity owns beneficially, directly or indirectly, 5 percent or more of the Corporation's common stock as of February 28, 1999.

             PROPOSAL FOR THE ELECTION OF DIRECTORS AND INFORMATION
                     WITH RESPECT TO DIRECTORS AND OFFICERS

CLASSIFICATION SYSTEM FOR THE ELECTION OF DIRECTORS

         The Corporation has a staggered system for the election of Directors. Directors are divided into three classes as nearly equal in number as possible. The Corporation has seven Directors, and they are elected to serve a three-year term.

INFORMATION WITH RESPECT TO NOMINEES

         The following information is provided with respect to each Class II (term to expire in 2002) nominee for Director and each present and continuing Director whose term of office extends beyond the Annual Meeting of the Corporation's Shareholders. Those nominees receiving the greatest number of votes will be elected as Directors. There is no minimum number of votes required to elect a Director.

                                              PRINCIPAL
              NAME & AGE                      OCCUPATION AND BUSINESS EXPERIENCE      DIRECTOR SINCE
              ----------                      ----------------------------------      --------------
              Douglas J. Neuman               Attorney                                     1980
              (age 46)                        (Mr. Neuman is an attorney engaged
                                              in private law practice in Niles,
                                              Ohio)

              Peter P. Rossi, Jr.             President, Rossi & Son Memorial              1990
              (age 58)                        Chapel

      THE DIRECTORS UNANIMOUSLY RECOMMEND A VOTE IN FAVOR OF THIS PROPOSAL

INFORMATION WITH RESPECT TO DIRECTORS NOT STANDING FOR REELECTION


              Glenn E. Griffiths              President Security                           1988
              (age 59)                        Financial Corp. &
              Term Expires 2001               Security Dollar Bank

              Robert I. Griffith, Jr.         President, Griffith                          1992
              (age 49)                        Insurance Agency
              Term Expires 2000               and Griffith, Stein & Vennitti
                                              Insurance Agency

              Robert J. McClurkin             President, McClurkin Funeral                 1995
              (age 34)                        Home
              Term Expires 2001

              Gary A. Clayman                 Vice President, Niles Iron & Metal           1995
              (age 44)                        Co.
              Term Expires 2001

              Christopher J. Shaker           Attorney (Mr. Shaker is an attorney          1987
              (age 40)                        engaged in private law practice in
              Term Expires 2000               Niles, Ohio)

           The business experience of each of the above-listed nominees and Directors during the past five years was that typical to a person engaged in the principal occupation listed. Unless otherwise indicated, each of the nominees and Directors has had the same position or another executive position with the same employer during the past five years.

         Shareholders desiring to nominate individuals to serve as Directors may do so by following the procedure outlined in the Corporation's Bylaws requiring advance notice to the Corporation of such nomination and certain information regarding the proposed nominee.

SECURITY OWNERSHIP OF MANAGEMENT

         The table below sets forth the number and percentage of shares of common stock owned by the Directors and named Executive Officers the Corporation. As of the date of this Proxy Statement, management is not aware of any person who beneficially owns five percent or more of the Corporation's common stock.

                                                Shares of Corporation
                                                   Common Stock Owned         Percentage of
                                                      Beneficially         Beneficial Ownership
                                                         as of                   as of
                        Name & Age                 February 28, 1999        February 28, 1999
                        ----------                 -----------------        -----------------
              Directors:
              Gary A. Clayman                           6,537(1)                   1.67%
              Robert I. Griffith, Jr.                   2,453(2)                    .71%
              Glenn E. Griffiths                        1,260(3)                    .30%
              Robert J. McClurkin                       3,007(4)                    .63%
              Douglas J. Neuman                           875                       .25%
              Peter P. Rossi, Jr.                       8,844(5)                   2.53%
              Christopher J. Shaker                     6,883                      1.83%

              Non-Director Executive
              Managers:
              Fremont Camerino                            697                       .20%
              Donald L. Stacy                             425(6)                    .12%
              Phillip M. Suarez                           214(7)                    .06%

              All Directors and Executive
              Officers as a Group (10
              persons)                                 31,195                      8.99%

              (1) Includes 3,412 shares held jointly with spouse, 1,064 shares are held for the benefit of children, 412 shares held in spouse's IRA and 412 shares held in the named person's IRA accounts.
              (2) Includes 106 in the name of The Griffith Agency, 53 shares held for the benefit of children, 584 shares held by spouse and spouse's IRA and 678 held by an IRA for the benefit of the named person.
              (3) Includes 39 shares held for the benefit of children and 173 shares held by spouse.
              (4) Includes 1,154 held jointly with spouse, 816 held jointly with children, and 811 held by spouse.
              (5) Includes 4,797 shares held jointly with spouse and 2,044 held by controlled company.
              (6) Includes 290 shares held for the benefit of children.
              (7) Includes 214 shares held jointly with spouse.

COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

         Committees

         The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the Bylaws of the Corporation, the Board of Directors has appointed and maintains an Audit Committee, Compensation Committee, Investment Committee, Securities Committee and Executive Loan Committee.

         The Corporation's nominating function is performed by the Board of Directors acting as a committee of the whole. In conducting its nominating function, the Board of Directors of the

Corporation is responsible for making annual nominations for Directors to fill vacancies created by expired terms of Directors and from time to time, making appointments to fill vacancies created prior to the expiration of a Director's term. During 1998, the Board met once to consider and act upon the nomination of Directors.

         The Audit Committee reviews with the Corporation's independent auditors, the audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Corporation's internal auditing procedures; consults with the independent auditors and management with regard to the Corporation's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent auditors; reviews the independence of the independent auditors; and reviews the range of the independent auditors' audit and nonaudit fees. The Audit Committee is composed of all the Corporation's non-employee directors. Mr. Neuman serves as the Chairman. The Audit Committee met 3 times during 1998.

         The Board of Directors acting as a committee of the whole serves as the Corporation's Compensation Committee and is responsible for administering the Corporation's employee benefit plans; setting the compensation of the President & CEO; reviewing the criteria that form the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. Mr. McClurkin serves as the Chairman. The Compensation Committee met once during 1998.

         The Investment Committee is responsible for reviewing the securities portfolio of the Bank. The Corporation's Securities Committee reviews and makes recommendations to the full Board on matters affecting the market for the Corporation's common stock and the Corporation's dividend policy.

         The Executive Loan Committee reviews loan policy matters and approves loan requests as required by internal policy.

         The Board of Directors of the Corporation meets monthly for its regular meetings and upon call for special meetings. During 1998, the Board met 15 times. All Directors of the Corporation attended at least 75 percent of the Board and Committee Meetings that they were scheduled to attend during 1998.

Director Compensation

         Under the terms of the Corporation's 1997 Stock Option Plan, each non-employee director received options on 1,000 shares of the Corporation's common stock on January 1, 1998. Thereafter, new non-employee directors who have not previously been granted options under the terms of the 1997 Stock Option Plan will receive options for 1,000 shares on the first day of the year following their election to serve as a director.

         Directors receive $400 per regular director meeting attended and $300 for each Executive Committee meeting attended. During 1998 there were 12 regular meetings of the Board of

Directors and 24 Executive Committee meetings.



                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following remuneration table sets forth all direct remuneration paid by the Bank in 1998, 1997 and 1996 to the Corporation's President and Chief Executive Officer. No other Officers' total compensation exceeded $100,000 for the year ended 1998.

                           SUMMARY COMPENSATION TABLE


                                                                            Long-Term
                                Annual Compensation                        Compensation
                           -----------------------------                   ------------
   Name and                                                         Option #         All Other
Principal Position         Year       Salary       Bonus        Awards(shares)     Compensation
------------------         ----       ------       -----        --------------     ------------
Glenn E. Griffiths         1998       $96,723       $6,413           1,000            $11,002(1)
President and Chief        1997        89,750       11,475             -0-             11,903
Executive Officer          1996        86,767        9,933             -0-             13,699

(1) Other compensation for 1998 included personal use of a company automobile ($1,412), life insurance ($1,485) and the amount contributed to the Corporation's 401k profit sharing plan" during 1998 ($8,105).

1995 STOCK OPTION GRANTS TABLE

         The following table sets forth stock options granted to the Corporation's President and Chief Executive Officer under the Corporation's 1997 Stock Option Plan. Under Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Corporation has chosen the "five percent/ten percent" formula approved by the SEC. However, the ultimate value will depend on the market value of the Corporation's stock at a future date, which may not correspond to the projections below.

                                                                                 Potential Realizable Value
                                                                                 at Assumed Annual Rates
                                                                                 Of Stock Price Appreciation
                                       Individual Grants                            for Option Term
                         -------------------------------                        -------------------
                                           % of Total
                                         Options Granted   Exercise
                         Options           to Employees    Price(2)
     Name                Granted(1)           in 1998     Per Share     Expiration Date     5%       10%
     ----                ----------      ---------------  ---------     ---------------     --       ---
Glenn E. Griffiths        1,030               50%           $66.76       June 25, 2008    $37,911   $93,376

(1) Options granted in 1998 are incentive stock options which are exercisable equally over a five year vesting period; however, all options become immediately exercisable in the event of a change in control of the Corporation. These options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(2) Exercise price is the fair market value on the date of grant.

1998 STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth the number and value of all unexercised stock options held by the Corporation's President and Chief Executive Officer at year-end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Corporation's stock on December 31, 1998. In addition, the table sets forth the number of options exercised, if any, during the year and indicates the amount of value realized upon such exercise.

                                                                       Number (#) of         Value ($) of
                                                                       Unexercised           Unexercised
                                                                          Options-              Options-
                                                                         12/31/98              12/31/98(2)
                           Shares Acquired           Net Value($)      Exercisable/          Exercisable/
      Name                   on Exercise             Realized(1)       Unexercisable         Unexercisable
      ----                 ---------------           -----------       -------------         -------------
Glenn E. Griffiths                 0                       0           0/                    $0/
                                                                       1,030                 4,900

(1) Represents estimated market value of the Corporation's common stock at exercise date, less the exercise price.
(2) Represents estimated market value of the Corporation's common stock at December 31, 1998, less the exercise price.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Directors of the Corporation and their associates were customers of, and have had transactions with, the Corporation in the ordinary course of business during 1998.

         These transactions consisted of extensions of credit by the Corporation in the ordinary course of business and were made on substantially the same terms as those prevailing at the time for comparable transactions with other persons. In the opinion of the management of the Corporation, those transactions do not involve more than a normal risk of being collectible or present other unfavorable features. The Corporation expects to have, in the future, banking transactions in the ordinary course of its business with Directors and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time of comparable transactions with others.

         Director Neuman through his law firm of Westenfield, Neuman & Parry performed services for the Corporation during 1998, and is expected to continue to provide services to the Corporation in the future. During 1998 the gross legal fees paid by the Corporation to Director Neuman's law firm was $37,922. Mr. Neuman received additional direct compensation of $8,210 as a retainer for legal services to the Corporation during 1998.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Corporation or written representations that no Form 5s were required, the Corporation believes that during 1998 all Section 16(a) filing requirements applicable to its officers and Directors were complied with. The Corporation has no shareholders who are ten percent beneficial owners.

                              SELECTION OF AUDITORS

         Crow Chizek and Company, LLP has been appointed to serve as the Independent Auditor for the Corporation and its subsidiary for the fiscal year ended December 31, 1999. S. R. Snodgrass, A.C. acted as independent auditors for the fiscal year ended December 31, 1998. During the two most recent fiscal years and the interim period subsequent to September 30, 1998, there have been no disagreements with S.R. Snodgrass, A.C. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure or any reportable events. S.R. Snodgrass, A.C.'s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Representatives of S. R. Snodgrass, A.C. are expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to have the opportunity to make any statements they consider appropriate.

                              SHAREHOLDER PROPOSALS

         If any stockholder of the Corporation wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Corporation to be held in 2000, the proposal must be received by the Secretary of the Corporation at the principal executive offices of the Corporation, 1 South Main Street, Niles, Ohio, 44446 prior to the close of business on November 13, 1999. On any other proposal raised by a stockholder for next year's annual meeting, the Corporation intends that proxies received by it will be voted in the interest of the Corporation in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by the Corporation not later than January 27, 2000.

         The Corporation's Bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a stockholder meeting, it is necessary that you notify the Corporation not fewer than 14 days in advance of the meeting unless the Corporation provides stockholders less than 21 days notice of the meeting, and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in the Corporation's Bylaws. Any stockholder who wishes to take such action should obtain a copy of the Bylaws and may do so by written request addressed to the Secretary of the Corporation at the principal executive offices of the Corporation.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 1998 report filed with the Securities and Exchange Commission, on Form 10-KSB, will be available without charge to shareholders on request. Address all requests, in writing, for this document to: Mr. Glenn E. Griffiths, President & CEO, Security Financial Corp., 1 South Main Street, Niles, Ohio 44446.

                            SECURITY FINANCIAL CORP.
                                NILES, OHIO 44446

                                      PROXY
                       PLEASE SIGN AND RETURN IMMEDIATELY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS APRIL 20, 1999


         The undersigned hereby appoints ROBERT I. GRIFFITH, JR., ROBERT J. MCCLURKIN AND PETER P. ROSSI, JR., or any one of them (with full power of substitution for me and in my name, place and stead), to vote all the common stock of said Corporation, standing in my name on its books on February 28, 1999, at the stockholders meeting, to be held at the SECURITY DOLLAR BANK, ONE SOUTH MAIN STREET, NILES, OHIO ON APRIL 20, 1999 AT 3:30 P.M. (local time), or any adjournments thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1.       ELECTION OF TWO DIRECTORS TO CLASS II

         The Board of Directors recommends a vote for the election of directors. Nominees are:

         Nominees:         Douglas J. Neuman and Peter P. Rossi, Jr.

         For All the Nominees        Withholding Authority for All the Nominees

                  [ ]                                    [ ]

         (To withhold authority to vote for any one or more nominees, draw a line through such nominee's name.)

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy will be voted as directed above, and if no direction is given, will be voted FOR PROPOSAL 1.


Dated:  ______________, 1999            ________________________________________

                                        ________________________________________
                                                Signature(s) of stockholder(s)





          This proxy must be signed exactly as the name appears hereon.
 (When signing as Attorney, Executor, Administrator, Trustee, Guardian, please give full title. If more than one Trustee, all should sign. All joint owners must sign.)